UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2016

PRIMO WATER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34850	30-0278688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Cherry Street
Suite 501
Winston-Salem, NC  27104
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  336-331-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Primo Water Corporation (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on April 28, 2016.  The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 29, 2016, are as follows:

Proposal 1 – Election of the two directors nominated by the Company’s Board of Directors as Class III directors to serve until the 2019 annual meeting of stockholders:

	For	Withheld	Broker Non-Votes
Richard A. Brenner	14,355,493	474,591	8,791,582
Susan E. Cates	14,440,263	389,821	8,791,582

Proposal 2 – Ratification of the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2016:

For	Against	Abstain	Broker Non-Votes
23,595,993	24,703	970	N/A

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION

Date: April 29, 2016	By:	/s/ Mark Castaneda
	Name:	Mark Castaneda
	Title:	Chief Financial Officer